EXHIBIT 99.01

Certification of Chief Executive Officer Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Concur Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, S. Steven Singh, as President Chief Executive Officer, and Chairman of the Board of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003

	By	/s/ S. STEVEN SINGH

S. Steven Singh
President, Chief Executive Officer and Chairman of the Board

[A signed original of this written statement required by Section 906 has been provided to Concur Technologies, Inc. and will be retained by Concur Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]